SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                Date of Report:


                                December 4, 2002


                            Avatech Solutions, Inc.
                            -----------------------
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                            -----------------------
                 (State or Other Jurisdiction of Incorporation)


        001-31265                                         84-1035353
     ---------------                             -------------------------------
(Commission File Number)                         IRS Employer Identification No.

1403 Cronhill Drive, Suite A, Owings Mills, Maryland          21117
-----------------------------------------------------      ----------
       Address of Principal Executive Offices              (Zip Code)


                                 (410) 902-6900
                         -------------------------------
                         (Registrant's telephone number)

Item 5. Other Events.
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          Registrant  elected a new Chief Executive  Officer and appointed a new
Vice Chairman of its Board of Directors. Reference is made to the press release issued by the Registrant on December 4, 2002, the text of which is attached hereto as Exhibit 99.1


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
        ------------------------------------------------------------------

(c)       Exhibits:  The  following  exhibits  are filed as part of this Current
          Report:

          99.1  Press Release dated December 4, 2002.


                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:   December 4, 2002                    Avatech Solutions, Inc.

                                            By:      /s/ A. Gary Rever
                                               ---------------------------------
                                               A. Gary Rever
                                               Chief Financial Officer and
                                                 Principal Accounting Officer

                                                Contact:  Melody Craigmyle
[LOGO]                                          Tel:  (410) 581-8080
                                                MCraigmyle@avatechsolutions.com
                                                -------------------------------

                                                Kam Lidder
                                                Cross Border Communications
                                                Tel: (604) 421-5247
                                                Kam@crossborderpr.com
                                                ---------------------

11400-A Cronridge Dr. Owings Mills, MD 21117
FOR IMMEDIATE RELEASE
________________________________________________________________________________


                       Avatech Solutions Appoints New CEO


December 4, 2002 - OWINGS MILLS, MD - Avatech Solutions (OTCBB: AVSO.OB), a leading provider of design automation and quality assurance solutions for the manufacturing, building design, civil engineering and GIS market, today announced the appointment of Donald R. "Scotty" Walsh as the company's new chief executive officer. Mr. Walsh is a 38-year veteran in the high technology sector who will be responsible for developing Avatech Solutions into the industry's premier provider of computer aided design products, quality assurance software, and professional services worldwide.

"Scotty brings a proven track record of sales and marketing expertise to Avatech and we're thrilled to see him move from being a member of the board and take a leadership role as the CEO," said W. James "Jim" Hindman, Chairman of the Board of Avatech Solutions. "At this accelerated stage in the company's development, we are looking to Scotty to help us build a world-class organization. As we provide our customers with complete value-based solutions, we expect to grow our revenues in existing and new markets."

Consistently recognized for outstanding performance and leadership throughout his career, Walsh's expertise stems from leading publicly traded technology companies in the areas of sales, marketing and new market development. For 23 years, he held a variety of senior management positions with IBM where he oversaw the development and market growth of large-scale systems to the education, local and state government sectors within North America. Since 1990, he has been involved with Brite Voice Systems (now InterVoice-Brite, Inc.), a voice processing services provider, where he was instrumental in the company's

                                     -more-

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growth from a small  company  with $10  million in annual  revenues to a company with $140 million in annual revenues in 1999 when it merged with InterVoice. Walsh assisted in the integration of the two organizations into a company that is the recognized world leader in converged voice and data solutions.

"With Avatech's recent unveiling of Proof Positive(TM) its first quality assurance software product and the addition of the PrescientQA(TM) line of software products, the company is poised to aggressively expand into new markets," said Walsh, "I am pleased to be joining the organization at this time and look forward to building a NASDAQ listed organization that is growing both nationally and globally."

Avatech co-founder Hank Felton will be moving from CEO into a new position as Vice Chairman of the Board. Working with Hindman, he will focus on improving Avatech's financial/investor base and will oversee the development of the company's controls and procedures to fully implement the Sarbanes-Oxley requirements.



About Avatech Solutions

Avatech Solutions, Inc. is a leading provider of design automation and quality assurance solutions for the manufacturing, building design, civil engineering and GIS markets. Headquartered in Owings Mills, Maryland, the company specializes in software development, technical support, training and consulting aimed at improving design and documentation efficiencies and the seamless integration of workflow processes.

Avatech is one of the largest integrators of Autodesk software worldwide and a leading provider of engineering document management solutions. The company is the developer of the award-winning PrescientQA(TM) quality assurance software and cycle time reduction products for the manufacturing supply chain.

Avatech  serves 20,000  clients  worldwide  including the industry  leaders from
Fortune  1000  and   Engineering   News  Record's  Top  500   companies.   Visit
www.avatechsolutions.com for more information.

This press release contains forward-looking statements about the expectations, beliefs, plans, intentions and strategies of Avatech Solutions, Inc. There are a number of important factors that could cause actual results to differ materially from those anticipated by any forward-looking information. A description of risks and uncertainties attendant to Avatech and its industry, and other factors that could affect Avatech's financial results, are included in the Securities


                                     -more-

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and Exchange Commission filings of PlanetCAD, Inc., which merged with Avatech on
November 19, 2002, including but not limited to, PlanetCAD's annual report on Form 10KSB for the year ended December 31, 2001, its quarterly reports on form 10-Q for the fiscal quarters ended March 31, June 30, and September 30, 2002, and the proxy statement/prospectus relating to the merger of Avatech and PlanetCAD. Investors and shareholders may obtain a free copy of these documents at the SEC's web site at www.sec.gov, or by contacting Gary Rever at Tel: (410)
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902-6900 or email investors@avat.com.
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